EXECUTIVE SERVICES AGREEMENT

     THIS SERVICES AGREEMENT is entered into as of July 24, 2001 (the "EFFECTIVE DATE"), by and among CDEx-Inc. Corp., a Nevada corporation (the "COMPANY"), Dynamic Management Resolutions LLC, a Delaware limited liability company (the "PROVIDER"), and the Executives listed in Section 3, below (collectively called the "PARTIES").

1.     SERVICES  AGREEMENT.  Subject  to  the  terms and conditions set forth in
       -------------------
this Agreement, the Company agrees to engage the Provider to perform services for the Company as set forth below.

2.     TERM.  The  term  of  engagement  under this Agreement shall be for three
       ----
years, from July 24, 2001 to July 23, 2004 (the "ENGAGEMENT PERIOD"), unless terminated earlier as provided herein. This Agreement will be automatically renewed for additional 12-month periods unless either the Provider or the Company provides advanced written notice, given at least sixty (60) days prior to the end of the then-existing Engagement Period, of its intent not to renew. Any 12-month renewal shall be considered part of the Engagement Period.

3.     SERVICES  OF  THE PROVIDER.  Provider shall make available to the Company
       --------------------------
the following individuals who agree to provide service to the Company in accordance with this Agreement: (a) Malcolm H. Philips, Jr., to be the Company's President, Chief Executive Officer and Chairman of the Board, and (b) Timothy D. Shriver to be the Company's Vice President of Operations (both individuals are hereinafter collectively called the "EXECUTIVES" or are individually called an "Executive"). The Executives shall devote their best efforts and substantial business time and attention in performing such services for the Company as are consistent with the duties and responsibilities as noted by their titles indicated above. These activities of Executives are hereinafter called the "Services".

4.     PLACE  OF  PERFORMANCE.  The Executives shall perform the Services at the
       ----------------------
locations agreed upon by the Provider and the Company. If either of the Executives is required to relocate his permanent residence because of job related duties, Company shall pay or reimburse the Provider for the moving and relocation expenses incurred by the Executive and his family.


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5.     CHARGES.
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     5.1.     BASE  FEE.
              ---------

          5.1.1. During the Engagement Period, the Company shall pay to the Provider fees for the services of Executives (the "Base Fee"). The Base Fee shall include payment for benefits, as noted in Section 5.3, below. The Base Fee shall be paid in twelve equal monthly payments ("monthly Base Fee"). Until January 1, 2003, there will be an established monthly cash fee for each Executive. This cash fee will be all that the Company is required to pay the Executive each month in cash. At the Executive's option, this fee may be reduced further. This will assist the Company in anticipating and managing cash flow. The difference between the monthly cash fee and the monthly Base Fee may be deferred up to the end of each calendar year and received in cash or restricted common stock of the Company at the option of the Company. The value of the stock for such purposes shall be determined by the Board in its discretion based upon commercially reasonable terms unless the stock is publicly traded in which case the value shall be the average bid and ask price for the previous 30 trading days. Schedule A, attached hereto, provides the Base Fee and monthly cash fee for each Executive. The Company will be invoiced monthly for these fees.

          5.1.2. The Base Fees shall be reviewed no less frequently than annually and may be increased at the discretion of the Company. Except as otherwise agreed to in writing by the Provider, the Base Fees shall not be reduced from the amounts previously in effect during the Engagement Period.

     5.2.     BONUS.  The  Provider shall be eligible for an annual performance
              -----
bonus based on the performance of the Company and the individuals made available by the Provider.

     5.3.     BENEFITS.  Payment  for  benefits  is included in the Base Fees of
              --------
Executives  set  forth  in  Schedule  A.

     In addition, the Company will use its best efforts to obtain coverage for the Executives under Directors and Officers liability insurance policy, provided that such insurance policy is economically feasible.

     5.4     VACATION;  HOLIDAYS.  The Provider shall ensure that the Executives
             -------------------
take reasonable holidays and vacations at times that do not adversely impact the Company's work.

     5.5     EQUITY  PARTICIPATION.   It  is  recognized  that  the  Provider's
             ---------------------
efforts associated with the Company will produce the most critical results during the first year of the Engagement Period, and that the greatest value of the Services will occur during that first year. The parties further acknowledge that the Base Fee for the Services during the Engagement Period is substantially less than the true value of the Services expected to be rendered by the Provider hereunder. Accordingly, the Company and the Provider have agreed that the Provider shall be entitled to receive a combined total of four million five hundred thousand (4,500,000) shares of restricted common stock in the Company (the "Provider Stock") as part of its compensation hereunder. The Provider Stock shall be issued in the amounts and in the names of the persons noted in Schedule


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
A (the "PERSONS RECEIVING THE PROVIDER STOCK"). Further, the Provider Stock shall be subject to graduated repayment provisions, as set forth below.

     The parties understand that the Provider Stock issued will be restricted in some fashion. However, the intent is to remove those restrictions as soon as legally possible and practicable. The Provider and Persons receiving the Provider Stock agree to comply strictly with all such restrictions in connection with the receipt as well as any disposition of such stock. The Persons receiving the Provider Stock shall provide and deliver to the Company all information, certifications, and other documentation as may be requested by the Company as part of the Company's compliance with any applicable laws and regulations relating to the issuance and/or registration of any of the Company's stock, including but not limited to the Provider Stock. The parties agree that the Provider Stock shall be issued at the earliest possible date that is practical, as determined by the Board after consultation with its financial advisor and legal counsel.

          5.5.1.     REPAYMENT.  Any  Executive,  as  a  Person  receiving  the
                     ---------
Provider Stock, shall repay part of the shares of the Provider Stock received by that person (or other equivalent shares of the Company stock) if, at any time during the three years of the Engagement Period, the services of the Person in question is terminated by the Company for Cause (as that term is defined in Section 7.1.1) or that person elects to no longer provide substantial services to the Company for other than good reason (as that term is defined in Section 7.3). In either event, then within sixty (60) days afterwards, the person shall repay to the Company a portion of that person's Provider Stock in accordance with the following schedule:

               (a) if within the first six (6) months after the Effective Date, the person shall repay 70% of the Provider Stock shares received;

               (b) if on or after six (6) months but before the first year after the Effective Date, the person shall repay 50% of the Provider Stock received;

               (c) if on or after the first year but before the second year after the Effective Date, the person shall repay 30% of the shares of the Provider Stock received; and

               (d) if on or after the second year but before the third year after the Effective Date, the person shall repay 15% of the shares of the Provider Stock received.

6.     EXPENSES.  The  Executives  are  expected  and  are  authorized  to incur
       ---------
expenses in the performance of the Services hereunder, including the costs of entertainment, travel, and similar business expenses incurred in the performance of the Services. The Company shall reimburse the Provider for reasonable and authorized expenses incurred by Executives promptly upon periodic presentation by the Provider of an itemized account of such expenses and appropriate receipts.

7.     TERMINATION  OF  SERVICES.
       -------------------------

     7.1     TERMINATION  OF  SERVICES.  An  Executive's service for the Company
             -------------------------
during the Engagement Period will continue until the Executive's termination in accordance with this Section or termination by resignation. Upon termination,


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
with respect to the terminated individual, this Agreement shall become null and void, except as otherwise provided in Section 14.3.

          7.1.1.     TERMINATION  FOR  CAUSE.  The  Company  may  terminate  any
                     -----------------------
Executive (i.e., refuse the continuing services of any individual provided by Provider under this Agreement) or the Provider for "CAUSE", as defined herein below, by providing a Notice of Termination (as that term is defined hereinafter) to the Provider in accordance with Section 7.4.

          For purposes of this Agreement, Cause shall be limited to any of the following:

               (i) Material breach of any provision of the Agreement or Agreements referenced in Section 9 that substantially and adversely impacts the Company;

               (ii) The conviction of, or a plea of nolo contendere to, a felony that materially damages the Company or its reputation;

               (iii) The intentional fraud on, or willful misappropriation of, funds or property belonging to or claimed by the Company and exceeding $1000.00 in an aggregate amount;

               (iv) Except in cases involving mental or physical incapacity or disability, willful misconduct or gross negligence in connection with the performance of duties that significantly and adversely impacts the Company;

               (v) The chronic use of alcohol, drugs or other similar substances affecting work performance;

          Notwithstanding the above, however, prior to a termination for Cause, the Company shall provide written notice (the "NOTICE OF BREACH") to the Provider of the specific reason for termination. The Notice of Breach shall specify in detail the Cause upon which the Company is basing its decision. If the Notice of Breach is based upon Subsections (i), (iv) or (v), above, the Provider shall have thirty (30) days after receipt to correct or cure, or to commence and continue to diligently pursue the correction or curing of, such Cause. The Provider shall have the opportunity to appear before the Board to discuss such written notice during such thirty (30) days. In the event that the Company determines, in its reasonable discretion, that the Executive in question, during such thirty-day period, has not corrected or cured, or has not commenced and is not diligently pursuing a cure, of the breach or breaches described in the Notice of Breach, the Company may elect to terminate the individual in question by sending the Provider a Notice of Termination.

     7.2     TERMINATION  UPON  DISABILITY.   If  the Company determines in good
             ------------------------------
faith that one of the Executives has a Disability as defined in this Section 7.2, the Company may terminate that individual under this Agreement by notifying the Provider thereof at least thirty (30) days before the Date of Termination.
For purposes of this Agreement, "Disability" means the inability to substantially perform the Services by reason of any medically determined physical or mental impairment that is or will be a permanent condition or is a condition that will continue for at least three (3) months. If there is any


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
dispute between the parties as to the Disability, the Company and the Provider shall mutually select a physician to examine the individual. The determination of such physician as to the Disability shall bind the parties hereto.

     7.3     TERMINATION  BY  THE  PROVIDER.  The  Provider  may terminate (stop
             -------------------------------
making available) the services of an Executive under this Agreement at any time for Good Reason by giving thirty (30) days prior written notice thereof to the Company. For purposes of this Agreement, "GOOD REASON" means any of the following:

               (i) the occurrence of a material breach by the Company of any provision of this Agreement that significantly and adversely impacts the individual in question;

               (ii) a reduction or modification in the Services of an Executive that is inconsistent with his title or position, as reasonably determined by the Provider, and such reduction or modification significantly and adversely impacts the individual in question;

               (iii) the removal of one of the Executives from the respective positions as President, CEO, and Chairman of the Board or Vice President of Operations, and the removal significantly and adversely impacts the individual in question;

               (iv) the approval of a plan by the Board of Directors of the Company involving the dissolution of the Company that is not rescinded within thirty (30) days after its approval; or

               (v) the involuntary or voluntary filing for bankruptcy of the Company that is not dismissed within ninety (90) days after the date of filing.

     Notwithstanding the above, however, prior to the termination of the services for Good Reason under Subsections (i) or (ii) above, the Provider shall send written notice (the "PROVIDER'S NOTICE OF BREACH") to the Company of the alleged breach or action by the Company that the Provider believes constitutes Good Reason. The Provider's Notice of Breach shall specify in detail the Good Reason upon which the Provider is basing its decision to terminate. The Company shall have thirty (30) days after receipt by the Company to correct or cure, or to commence and continue to diligently pursue the correction or curing of, such Good Reason. The Provider shall have no obligation to provide a Provider's Notice of Breach to the Company in the event that the Good Reason is based on Subsection (iii), (iv) or (v) above. In the event that the Provider determines, in its reasonable discretion, that the Company, during such thirty-day period, has not corrected or cured, or has not commenced and is not diligently pursuing a cure, of the Good Reason described in the Provider's Notice of Breach, the Provider may elect to terminate the services of that Executive by sending the Company a Notice of Termination.

     7.4     NOTICE  OF  TERMINATION.  Any  termination  of  an Executive by the
             -----------------------
Company or the Provider (other than because of death) shall be communicated by written Notice of Termination to the other party hereto in accordance with
Section 14.1 below. For purposes of this Agreement, a "NOTICE OF TERMINATION" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon, if any, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination.


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
8.     COMPENSATION  UPON  TERMINATION.
       -------------------------------

     8.1.     DEATH.  If an Executive is terminated during the Engagement Period
              -----
as a result of death, the Company shall pay to the Provider the then current monthly Base Fee of the individual (the annual Base Fee divided by twelve) as through the third full calendar month following the Date of Termination, and all other unpaid amounts, if any, to which the Provider is entitled as of the Date of Termination, such as expenses (Section 6) and the costs of benefits (Section 5.3). In this event, there shall be no obligation to repay any of the Provider Stock upon the termination under this Section 8.1.

     8.2.     DISABILITY.  If  an  Executive is terminated during the Engagement
              ----------
Period because of Disability, the Company shall pay the Provider the then current monthly Base Fee of the individual (the annual Base Fee divided by twelve) through the third full calendar month following the Date of Termination, and all other unpaid amounts, if any, to which the Executive is entitled as of the Date of Termination, such as expenses (Section 6), and the costs of benefits (Section 5.3). In this event, there shall be no obligation to repay any of the Provider Stock upon the termination under this Section 8.2.

     8.3.     BY THE COMPANY WITH CAUSE.  If the Company terminates an Executive
              -------------------------
during the Engagement Period for Cause, the Company shall pay the Provider the then current monthly Base Fee of the individual (the annual Base Fee divided by twelve) through the calendar month following the Date of Termination and all other unpaid amounts, if any, to which the Provider is entitled as of the Date of Termination, such as expenses (Section 6) and the costs of benefits (Section 5.3). The payments contemplated by this Section 8.3 shall be paid at the time such payments are due. If the termination is within the three years of the Engagement Period, the terminated Person receiving Provider Shares shall be obligated to repay that portion of the Provider Stock then applicable under
Section  5.5.1.

     8.4     BY THE COMPANY WITHOUT CAUSE OR BY THE PROVIDER FOR GOOD REASON. If
             ---------------------------------------------------------------
the Company terminates an Executive during the Engagement Period other than for Cause, Death, or Disability or the Provider stops making available (terminates) the services of an Executive during the Engagement Period for Good Reason, the Provider shall be entitled to payment in accordance with the following schedule:

          8.4.1 If termination occurs before January 1, 2003: (i) payment of the terminated individuals then current monthly Base Fee of the individual through the Date of Termination and all other unpaid amounts, if any, to which the Provider is entitled as of the Date of Termination; (ii) a severance payment equal to an amount of two years of the then current Base Fee, and (iii) Company stock equal to three times the amount of Provider Stock awarded to the individual being terminated as set forth in Schedule A. Further, there will be no obligation to repay any of the Provider Stock upon the termination under this
Section  8.4.

          8.4.2 If termination occurs after January 1, 2003 but before July 24, 2004: (i) payment of the terminated individual's then current monthly Base Fee of the individual through the Date of Termination and all other unpaid amounts, if any, to which the Provider is entitled as of the Date of Termination; (ii) a severance payment equal to one year of the then current Base Fee or the monthly Base Fee for the remaining months in the Engagement Period


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
with a minimum of four months, whichever is less; and (iii) Company stock equal to 30% of the amount of Provider Stock awarded to the individual being terminated as set forth in Schedule A. Further, there will be no obligation to repay any of the Provider Stock upon the termination under this Section 8.4.

          8.4.3 If the contract is renewed in accordance with Section 2 and termination occurs on or after July 24, 2004: (i) payment of the terminated individual's then current monthly Base Fee of the individual through the Date of Termination and all other unpaid amounts, if any, to which the Provider is entitled as of the Date of Termination; and (ii) a severance payment equal to one year of the then current Base Fee or the monthly Base Fee for the remaining months in the Engagement Period with a minimum of four months, whichever is less.

9.     CDEX  AGREEMENT.   As an express condition for the Company's agreement to
       ---------------
enter into this Agreement, and as a pre-condition to the effectiveness of this Agreement, the Provider and Executives agree that each shall (i) keep the confidential and proprietary information and the intellectual property of the Company confidential; (ii) assign to the Company all of the ownership rights in and to any intellectual property relating to the Company and its business that is developed, created, or discovered during the Engagement Period; and (iii) agree not to compete with the Company anywhere in the world and its business or solicit the Company's customers, vendors, or employees during the Engagement Period and for an additional period of five years. A breach of this provision shall be deemed a material breach of this Agreement. To further provide for the implementation of this provision, within twenty days from execution of this Agreement the Provider and Executives agree to execute and deliver to the Company a CDEX Non-disclosure and Confidentiality Agreement and a CDEX Non-Compete and Non-Solicitation Agreement, and the Executives shall execute an Ownership and Assignment of Intellectual Property Rights Agreement
(collectively, the "CDEX Agreements"), the terms and conditions of which are specifically incorporated herein by reference.

10.     CHANGE  OF  CONTROL.
        -------------------

     10.1     EFFECT  OF CHANGE OF CONTROL.  In the event of a Change of Control
              ----------------------------
(as defined below), there will be an accelerated vesting of any stock pursuant to any stock options granted and restricted stock issued by the Company as a result of services under this Agreement, such that vesting occurs on the date of change of control, except where the same may be prohibited by applicable law or regulations or by the stock issuance plan. The parties shall include this acceleration provision in any stock issuance plan where legally permitted by applicable laws or regulations.

     10.2     DEFINITION  OF  CHANGE  OF  CONTROL.  For  the  purposes  of  this
              -----------------------------------
Agreement,  "Change  of  Control"  shall  mean:

          (a) the sale of all or substantially all of the assets of the Company to a non-affiliated third party;

          (b) a merger, acquisition or other transaction in which the Company is the surviving corporation that results in any party (other than any


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
Affiliate or shareholder of an Affiliate of the Company (as defined below)) acquiring beneficial ownership of 51% or more of the combined voting power of all classes of stock of the Company;

          (c) a merger, consolidation or reorganization of the Company with one or more other persons or entities where the Company is not the surviving entity and such transaction results in a change of beneficial ownership as described in the preceding clause (b).

          10.2.1 For purposes of the foregoing, the term "AFFILIATE" shall mean, with respect to any entity, any person or other entity that, directly or indirectly, controls, is controlled by, or is under common control with, such entity, where the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise.

11.     OWNERSHIP  OF  INTELLECTUAL  PROPERTY-.
        --------------------------------------

     11.1     THE  BUSINESS. The parties acknowledge that the Company is engaged
              -------------
in the development, marketing and sale of certain proprietary technologies, processes and related products in the areas of chemical detection, technical processes, and technical/business services, and that the Company may also from time to time become or may intend to become engaged in other business endeavors (individually and collectively, the "Business").

     11.2     THE  INTELLECTUAL  PROPERTY. In connection with this Agreement and
              ---------------------------
the performance of the Services, the Parties acknowledge that there may exist now or may exist in the future trade secrets, confidential information, technical information, know-how, inventions, patents, discoveries (whether or not patentable), copyrights, trademarks, service marks, techniques, data, systems, methods, processes, improvements, developments, enhancements, and modifications, whether oral or written, or in recorded form, tangible or intangible, and other proprietary rights conceived, developed, designed or otherwise created, modified or improved by the Executives, in whole or in part, or which the Executives may receive, produce, obtain, or learn about, in whole or in part, in connection with the performance of the Services or relating in any way or manner to, or arising out of, the Business and the operations of the Company during the Engagement Period (collectively, the "Intellectual
Property"). The Provider and Executives agree that all rights, title and interest in and to the Intellectual Property shall belong solely to the Company. Further, they shall make prompt and complete disclosure from time to time to the Company of all Intellectual Property developed by them, either solely or in conjunction with others.

     11.3     ASSIGNMENT  OF  RIGHTS TO INTELLECTUAL PROPERTY.  The Provider and
              -----------------------------------------------
Executives hereby assign to the Company any and all right, title and interest that they have now or may have in the future in and to the Intellectual Property. If any Intellectual Property can be protected by copyrights, patents, trademarks, or service marks, then such copyright, patent, trademark, or service mark, as may be applicable, shall be owned solely, completely and exclusively by the Company. The Provider and Executives shall take such actions and execute any documents reasonably requested by the Company to effectuate the foregoing.


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
12.     INDEPENDENT  CONTRACTOR  OBLIGATIONS.  It  is  expressly agreed that the
        ------------------------------------
Provider is acting as an independent contractor in performing the Services. The Company shall carry no Workers' Compensation insurance or any health or accident insurance to cover the Provider or any of its employees or contractors. The Provider shall carry all such insurance as shall be required by law and as it deems appropriate, and shall provide the Company with a copy of each such insurance policy upon the request of the Company. The Company shall not pay any contribution to Social Security, unemployment insurance, federal or state withholding taxes, nor provide any other contributions or benefits which might be expected to be paid by an employer in an employer-employee relationship. The Provider expressly agrees to report and to pay, on or before the date due, any and all contributions for taxes, unemployment insurance, Social Security, and other benefits for itself and its employees. Upon the request of the Company, the Provider shall provide evidence, satisfactory to the Company, that all such tax and other payments required to be made by the Provider under this Section have been timely paid when and as due.

13.     ARBITRATION.   Any  failure to perform, controversy or claim arising out
        -----------
of or relating to this Agreement or the breach, termination or validity thereof, shall be determined exclusively by arbitration in accordance with the provisions of this Section 13 and in accordance with the rules of the American Arbitration Association for arbitrating commercial matters. The arbitration shall be held in Washington, D.C., the surrounding metropolitan area of Maryland, or such other location as the parties shall mutually agree. The arbitrators shall base their award on applicable Maryland law and judicial precedent, and shall accompany their award with written findings of fact and conclusions of law. The decision of the arbitrators shall be binding on the parties, except that any party may appeal the arbitrators' decision by filing an action to reconsider the decision of the arbitrators in a court having jurisdiction hereunder. In any such action the arbitrators' findings of fact shall be conclusive and binding on both parties and the sole questions to be determined by the court shall be (i) whether or not the arbitrators' decision was contrary to Maryland law and judicial precedent, and (ii) if the court determines that the arbitrators' decision was contrary to Maryland law and judicial precedent, then how the dispute shall be resolved based on the arbitrators' findings of facts and Maryland law and judicial precedent. The decision of the court as to the resolution of the dispute under Maryland law and judicial precedent shall supercede the arbitrators' decision. Judgment upon the award rendered by the arbitrators, as modified by the court, if applicable, may be entered in any court having jurisdiction in accordance herewith.

     13.1.     SELECTION  OF  ARBITRATORS.   One arbitrator shall be selected by
               --------------------------
the Company and one by the Provider, and the arbitrators shall mutually select another arbitrator to serve with them so that there shall be an odd number of arbitrators. Alternatively, the parties may agree to accept a single arbitrator to be mutually agreed upon by the parties. Each person serving as an arbitrator hereunder shall be a professional with excellent academic and professional credentials who has had experience as an arbitrator and at least ten years experience in the field of resolving commercial disputes in the Washington Metropolitan area.

     13.2.     DISCOVERY.   Each  party  shall,  upon the written request of the
               ---------
other party, provide the other with copies of documents relevant to the issues raised thereby. Other discovery may be ordered by the arbitrators to the extent the arbitrators deem additional discovery appropriate, and any dispute regarding discovery, including disputes as to the need therefor or the relevance or scope thereof, shall be determined by the arbitrators, which determination shall be conclusive.

     13.3.     EXPENSES.  Each  party shall pay its own expenses incurred in any
               --------
arbitration proceeding, except as may be otherwise provided by the rules of the American Arbitration Association.

     13.4.     CONFIDENTIALITY  OF  PROCEEDINGS.  The  arbitrators,  expert
               --------------------------------
witnesses, stenographic reporters and any other third parties shall sign appropriate nondisclosure agreements in the event that any confidential or proprietary information is or may be disclosed in the arbitration proceedings.

14.     MISCELLANEOUS.
        -------------

     14.1     NOTICES.  All  notices,  demands, requests or other communications
              -------
required or permitted to be given or made hereunder shall be in writing and shall be hand-delivered or shall be mailed by first class registered or certified mail, postage prepaid to the respective addresses of the parties. Notice shall be deemed to have been received either on the day delivered, if hand-delivered, or five (5) days after mailing, if mailed.

     14.2     SEVERABILITY.  The  invalidity  or  unenforceability of any one or
              ------------
more provisions of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which shall remain in full force and effect.

     14.3     SURVIVAL.  It  is  the  express  intention  and  agreement  of the
              --------
parties hereto that the provisions of Section 8, Section 9, Section 11, Section 12 and Section 13 hereof shall survive the termination of this Agreement. In addition, all obligations of the Company to make payments or distributions hereunder, and all obligations to repay any shares of stock, if applicable, shall survive any termination of this Agreement on the terms and conditions set forth herein.

     14.4     ASSIGNMENT.  The  rights  and  obligations  of the parties to this
              ----------
Agreement shall not be assignable or delegable, except that (i) the rights and obligations of the Provider may be assigned to an entity that is wholly owned by the Provider; and (ii) the rights and obligations of the Company hereunder shall be assignable and delegable in connection with any subsequent merger, consolidation, sale of all or substantially all of the assets of the Company or similar reorganization of a successor corporation. Notwithstanding anything herein to the contrary, the sale, transfer, or conveyance of more than forty percent of the ownership interest in the Provider to a third party shall be deemed to be an assignment hereunder and may not be undertaken without the prior written consent of the Company, which consent shall be in the Company's sole and absolute discretion.

     14.5     BINDING  EFFECT.  Subject  to  any  provisions  hereof restricting
              ---------------
assignment, this Agreement shall be binding upon the parties hereto and shall inure to the benefit of the parties and their respective heirs, devisees, executors, administrators, legal representatives, successors and assigns.

     14.6     AMENDMENT;  WAIVER.  This  Agreement shall not be amended, altered
              ------------------
or modified except by an instrument in writing duly executed by the parties hereto. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

     14.7     HEADINGS.  Section  and  subsection  headings  contained  in  this
              --------
Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

     14.8     GOVERNING  LAW.  This Agreement, the rights and obligations of the
              --------------
parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Maryland (but not including the choice of law rules thereof). Subject to the arbitration provisions herein, any action filed in relation to this Agreement and the performance of the parties hereunder shall be filed in the appropriate state court or the U.S. District Court having jurisdiction over Rockville, Maryland, the parties hereto waiving any other venue to which they may be entitled by virtue of domicile or otherwise. Each of the parties hereto waives a trial by jury in regard to any claims or disputes relating to this Agreement.

     14.9     ENTIRE  AGREEMENT. This Agreement constitutes the entire agreement
              -----------------
between the parties respecting the engagement of the Provider, there being no representations, warranties or commitments except as set forth herein.

     14.10     COUNTERPARTS.  This  Agreement  may  be  executed  in two or more
               ------------
counterparts, each of which shall be an original and all of which shall be deemed to constitute one and the same instrument.

      IN WITNESS WHEREOF, the undersigned have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf effective as of the day and year first hereinabove written.



By:     ____________________                   By:     _________________________
        Timothy D. Shriver                             Mark E. Baker
        Dynamic Management Resolutions, LLC            CDEX  Inc.  Corp.
        CEO                                            Director


By:     _____________________                  By:     _________________________
        Timothy  D.  Shriver                           Malcolm H. Philips, Jr.


By:     ___________________________________
        Malcolm H. Philips, Jr. for FGW LLC

                 Schedule A: Information Regarding Compensation


                     Information Associated with Executives


Executive's            Annual Base Fee      Monthly Cash Fee (can be     Number of Shares of
Name                 (Includes Benefits)     deferred by Executive)        Provider Stock

-------------------  --------------------  --------------------------  -----------------------
Malcolm H.           $            300,000  $                        0  3,450,000 Shares to
Philips, Jr.                                                           FGW LLC

-------------------  --------------------  --------------------------  -----------------------
Timothy D.           $            250,000  $                    6,000  1,050,000 Shares
Shriver